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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)                   MAY 30, 2000
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                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




          PENNSYLVANIA                    1-3551                25-0464690
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  (State or other jurisdiction          (Commission            (IRS Employer
        of incorporation)              File Number)         Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA 15219
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code         (412) 553-5700
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                                      NONE
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          (Former name or former address, if changed since last report)


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ITEM 5.   Other Events

          o    On May 30, 2000, Equitable Resources, Inc. (the Registrant; NYSE:
               EQT) announced that it is moving the headquarters of its Equitable Production unit from Alexandria, Virginia to Pittsburgh, Pennsylvania. In addition, the board of directors approved a revised capital spending plan for the year 2000. Under the revised plan, Production segment capital spending will be reduced from $116 million to $96 million. The revised capital spending plan reflects a shift in spending due to the Production segment's acquisition earlier this year of Statoil Energy subsidiaries and the combination of the segment's Gulf of Mexico production assets with Westport.

          o On May 30, 2000, Equitable Resources, Inc. announced Murry S. Gerber, President and Chief Executive Officer, has been named Chairman of the Board of Directors for Equitable Resources.





                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             EQUITABLE RESOURCES, INC.
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                                                   (Registrant)




                                           By /s/ David L. Porges
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                                                   David L. Porges
                                             Executive Vice President and
                                                Chief Financial Officer




            June 7, 2000




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